(e) Amended and Restated Investment Advisory and Management Services Agreement between Registrant and State Farm Investment Management
Corp., which is incorporated by reference herein from exhibit (d) to the Registrant's post-effective amendment number fifty-five on Form N-1A, No. 2-27058, filed March 31, 2009.